INCOME TAX - Summary of Company's Effective Tax Rate (Detail) - Nogin Inc [Member]	9 Months Ended	12 Months Ended
	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Statutory federal income tax rate	21.00%	21.00%	21.00%	21.00%
State taxes, net of federal tax benefit		57.00%	(20.00%)	78.00%
PPP Loan		(43.00%)	0.00%	0.00%
Return to provision		11.00%	11.00%	268.00%
Other Adjustments		2.00%	0.00%	0.00%
Change in Valuation allowance		58.00%	(32.00%)	(268.00%)
Income tax provision		106.00%	(20.00%)	99.00%